Exhibit 24



                              POWER OF ATTORNEY
                              _________________



          The undersigned, as a director of Central Illinois Public Service Company, does hereby constitute and appoint G. L. Rainwater and W. A. Koertner, and each of them, his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned, in his or her capacity, the Central Illinois Public Service Company Annual Report on Form 10-K for 1997, and any amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended; hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or either of them, may do or cause to be done by virtue of this Power of Attorney.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 27th day of March, 1998.



                                            /s/  Paul A. Agathen
                                        _______________________________
(SEAL)
                                                 Paul A. Agathen


Subscribed and sworn to
before me this 27th day
of March, 1998.


  /s/  Janet K. Cooper
_________________________
      Notary Public

My commission expires:

March 27, 1999





                              POWER OF ATTORNEY
                              _________________



          The undersigned, as a director of Central Illinois Public Service Company, does hereby constitute and appoint G. L. Rainwater and W. A. Koertner, and each of them, his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned, in his or her capacity, the Central Illinois Public Service Company Annual Report on Form 10-K for 1997, and any amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended; hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or either of them, may do or cause to be done by virtue of this Power of Attorney.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 27th day of March, 1998.



                                          /s/  Donald E. Brandt
                                        _______________________________
(SEAL)
                                               Donald E. Brandt


Subscribed and sworn to
before me this 27th day
of March, 1998.


  /s/  Janet K. Cooper
_________________________
      Notary Public

My commission expires:

March 27, 1999





                              POWER OF ATTORNEY
                              _________________



          The undersigned, as a director of Central Illinois Public Service Company, does hereby constitute and appoint G. L. Rainwater and W. A. Koertner, and each of them, his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned, in his or her capacity, the Central Illinois Public Service Company Annual Report on Form 10-K for 1997, and any amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended; hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or either of them, may do or cause to be done by virtue of this Power of Attorney.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 27th day of March, 1998.



                                          /s/  Clifford L. Greenwalt
                                        _______________________________
(SEAL)
                                               Clifford L. Greenwalt


Subscribed and sworn to
before me this 27th day
of March, 1998.


  /s/  Janet K. Cooper
_________________________
      Notary Public

My commission expires:

March 27, 1999





                              POWER OF ATTORNEY
                              _________________



          The undersigned, as a director of Central Illinois Public Service Company, does hereby constitute and appoint G. L. Rainwater and W. A. Koertner, and each of them, his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned, in his or her capacity, the Central Illinois Public Service Company Annual Report on Form 10-K for 1997, and any amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended; hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or either of them, may do or cause to be done by virtue of this Power of Attorney.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 27th day of March, 1998.



                                          /s/  John L. Heath
                                        _______________________________
(SEAL)
                                               John L. Heath


Subscribed and sworn to
before me this 27th day
of March, 1998.


  /s/  Janet K. Cooper
_________________________
      Notary Public

My commission expires:

March 27, 1999





                              POWER OF ATTORNEY
                              _________________



          The undersigned, as a director of Central Illinois Public Service Company, does hereby constitute and appoint G. L. Rainwater and W. A. Koertner, and each of them, his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned, in his or her capacity, the Central Illinois Public Service Company Annual Report on Form 10-K for 1997, and any amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended; hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or either of them, may do or cause to be done by virtue of this Power of Attorney.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 27th day of March, 1998.



                                          /s/  Robert W. Jackson
                                        _______________________________
(SEAL)
                                               Robert W. Jackson


Subscribed and sworn to
before me this 27th day
of March, 1998.


  /s/  Janet K. Cooper
_________________________
      Notary Public

My commission expires:

March 27, 1999





                              POWER OF ATTORNEY
                              _________________



          The undersigned, as a director of Central Illinois Public Service Company, does hereby constitute and appoint G. L. Rainwater and W. A. Koertner, and each of them, his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned, in his or her capacity, the Central Illinois Public Service Company Annual Report on Form 10-K for 1997, and any amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended; hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or either of them, may do or cause to be done by virtue of this Power of Attorney.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 27th day of March, 1998.



                                          /s/  Gordon R. Lohman
                                        _______________________________
(SEAL)
                                               Gordon R. Lohman


Subscribed and sworn to
before me this 27th day
of March, 1998.


  /s/ Janet K. Cooper
_________________________
      Notary Public

My commission expires:

March 27, 1999





                              POWER OF ATTORNEY
                              _________________



          The undersigned, as a director of Central Illinois Public Service Company, does hereby constitute and appoint G. L. Rainwater and W. A. Koertner, and each of them, his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned, in his or her capacity, the Central Illinois Public Service Company Annual Report on Form 10-K for 1997, and any amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended; hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or either of them, may do or cause to be done by virtue of this Power of Attorney.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 27th day of March, 1998.



                                          /s/  Richard A. Lumpkin
                                        _______________________________
(SEAL)
                                               Richard A. Lumpkin


Subscribed and sworn to
before me this 27th day
of March, 1998.


  /s/  Janet K. Cooper
_________________________
      Notary Public

My commission expires:

March 27, 1999





                              POWER OF ATTORNEY
                              _________________



          The undersigned, as a director of Central Illinois Public Service Company, does hereby constitute and appoint G. L. Rainwater and W. A. Koertner, and each of them, his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned, in his or her capacity, the Central Illinois Public Service Company Annual Report on Form 10-K for 1997, and any amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended; hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or either of them, may do or cause to be done by virtue of this Power of Attorney.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 27th day of March, 1998.



                                         /s/  Hanne M. Merriman
                                       _____________________________
(SEAL)
                                              Hanne M. Merriman


Subscribed and sworn to
before me this 27th day
of March, 1998.


  /s/  Janet K. Cooper
_________________________
      Notary Public

My commission expires:

March 27, 1999





                              POWER OF ATTORNEY
                              _________________



          The undersigned, as a director of Central Illinois Public Service Company, does hereby constitute and appoint G. L. Rainwater and W. A. Koertner, and each of them, his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned, in his or her capacity, the Central Illinois Public Service Company Annual Report on Form 10-K for 1997, and any amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended; hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or either of them, may do or cause to be done by virtue of this Power of Attorney.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 27th day of March, 1998.



                                      /s/  Charles W. Mueller
                                    _______________________________
(SEAL)
                                           Charles W. Mueller

Subscribed and sworn to
before me this 27th day
of March, 1998.


  /s/  Janet K. Cooper
_________________________
      Notary Public

My commission expires:

March 27, 1999





                              POWER OF ATTORNEY
                              _________________



          The undersigned, as a director of Central Illinois Public Service Company, does hereby constitute and appoint G. L. Rainwater and W. A. Koertner, and each of them, his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned, in his or her capacity, the Central Illinois Public Service Company Annual Report on Form 10-K for 1997, and any amendments thereto, to be filed under the Securities Exechange Act of 1934, as amended; hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or either of them, may do or cause to be done by virtue of this Power of Attorney.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 27th day of March, 1998.


                                  /s/  Thomas L. Shade
                                ___________________________
(SEAL)
                                       Thomas L. Shade


Subscribed and sworn to
before me this 27th day
of March, 1998.


  /s/  Janet K. Cooper
__________________________
      Notary Public

My commission expires:

March 27, 1999





                              POWER OF ATTORNEY
                              _________________



          The undersigned, as a director of Central Illinois Public Service Company, does hereby constitute and appoint G. L. Rainwater and W. A. Koertner, and each of them, his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned, in his or her capacity, the Central Illinois Public Service Company Annual Report on Form 10-K for 1997, and any amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended; hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or either of them, may do or cause to be done by virtue of this Power of Attorney.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 27th day of March, 1998.


                                     /s/  James W. Wogsland
                                   ______________________________
(SEAL)
                                          James W. Wogsland


Subscribed and sworn to
before me this 27th day
of March, 1998.


  /s/  Janet K. Cooper
_________________________
       Notary Public

My Commission expires:

March 27, 1999